Exhibit 99.1

SECOND AMENDED AND RESTATED JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

This Second Amended and Restated Joint Filing Agreement amends and restates the Amended and Restated Joint Filing Agreement, dated May 1, 2015, filed as an exhibit to the statement on Schedule 13D/A filed with the Securities and Exchange Commission on May 1, 2015 ("Amendment No. 1").  The undersigned acknowledge and agree that the statement on Schedule 13D filed with the Securities and Exchange Commission on December 22, 2014 ("Original Schedule 13D"), as amended by Amendment No. 1, as further amended by Amendment No. 2, filed with the Securities and Exchange Commission on August 28, 2015, and as further amended by Amendment No. 3, filed with the Securities and Exchange Commission on November 6, 2015 was, and the foregoing Amendment No. 4 to the Original Schedule 13D is, filed on behalf of each of the undersigned and that all subsequent amendments to the Original Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entity or person, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:  February 19, 2016

MIRELF V REIT Investments LLC		MIRELF V REIT

By:	MIRELF V REIT,	By:	Madison International Real Estate Liquidity Fund V, LP,
	its Managing Member		its Trustee

By:	Madison International Real Estate Liquidity Fund V, LP,	By:	Madison International Holdings V, LLC,
	its Trustee		its General Partner

By:	Madison International Holdings V, LLC,	By:	/s/ Ronald M. Dickerman
	its General Partner		Ronald M. Dickerman, Managing Member

By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman, Managing Member

Madison International Real Estate Liquidity Fund V, LP		Madison International Realty V, LLC

By:	Madison International Holdings V, LLC,	By:	Madison International Realty Holdings, LLC,
	its General Partner		its Managing Member

By:	/s/ Ronald M. Dickerman	By:	/s/ Ronald M. Dickerman
	Ronald M. Dickerman, Managing Member		Ronald M. Dickerman, Managing Member

Madison International Holdings V, LLC		Madison International Realty Holdings, LLC

By:	/s/ Ronald M. Dickerman	By:	/s/ Ronald M. Dickerman
	Ronald M. Dickerman, Managing Member		Ronald M. Dickerman, Managing Member

MIRELF VI (U.S.), LP		MIRELF VI REIT

By:	Madison International Holdings VI, LLC	By:	MIRELF VI (U.S.), LP
	its General Partner		its Trustee

By:	/s/ Ronald M. Dickerman	By:	Madison International Holdings VI, LLC
	Ronald M. Dickerman, Managing Member		its General Partner

		By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman, Managing Member

Madison International Realty VI, LLC		MIRELF VI (AIV), LP

By:	Madison International Realty Holdings, LLC,	By:	Madison International Holdings VI, LLC,
	its Managing Member		its General Partner

By:	/s/ Ronald M. Dickerman	By:	/s/ Ronald M. Dickerman
	Ronald M. Dickerman, Managing Member		Ronald M. Dickerman, Managing Member

MIRELF VI (U.S. Blocker), LP		Madison International Real Estate Liquidity Fund VI, SCS

By:	Madison International Holdings VI, LLC,	By:	Madison International Real Estate (Lux) GP, S.à r.l.,
	its General Partner		its General Partner

By:	/s/ Ronald M. Dickerman	By:	/s/ Ronald M. Dickerman
	Ronald M. Dickerman, Managing Member		Ronald M. Dickerman, Manager

MIRELF VI (SCS Blocker), LP		Madison International Real Estate Liquidity Fund VI (TE) LP

By:	Madison International Holdings VI, LLC,	By:	Madison International Holdings VI, LLC,
	its General Partner		its General Partner

By:	/s/ Ronald M. Dickerman	By:	/s/ Ronald M. Dickerman
	Ronald M. Dickerman, Managing Member		Ronald M. Dickerman, Managing Member

Madison International Real Estate Liquidity Fund VI (T) LP		Madison International Holdings VI, LLC

By:	Madison International Holdings VI, LLC,	By:	/s/ Ronald M. Dickerman
	its General Partner		Ronald M. Dickerman, Managing Member

By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman, Managing Member

Ronald M. Dickerman		MIRELF VI REIT Investments II, LLC

/s/ Ronald M. Dickerman		By:	MIRELF VI REIT,
its Sole Member

		By:	MIRELF VI (U.S.), LP,
its Trustee

		By:	Madison International Holdings VI, LLC,
its General Partner

		By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman, Managing Member